UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 1, 2023

The First Bancshares, Inc.

(Exact name of registrant as specified in its charter)

Mississippi	000-22507	64-0862173
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6480 U.S. Highway 98 West, Suite A

Hattiesburg, Mississippi, 39402
(Address and Zip Code of principal executive offices)

(601) 268-8998

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 Par Value	FBMS	The NASDAQ Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01	Completion of Acquisition or Disposition of Assets

On January 3, 2023 The First Bancshares, Inc., a Mississippi corporation (the “Company” or “FBMS”) filed with the Securities and Exchange Commission (“SEC”) a Current Report on Form 8-K to report under Item 2.01 that the Company had completed its previously-announced merger (the “Merger”) with Heritage Southeast Bancorporation, Inc., a Georgia corporation (“HSBI”), pursuant to that certain Agreement and Plan of Merger by and between FBMS and HSBI, dated as of July 27, 2022 (the “Merger Agreement”). At the closing, HSBI merged with and into FBMS, with FBMS as the surviving corporation, followed by the merger of HSBI’s wholly-owned subsidiary bank, Heritage Southeast Bank, with and into the FBMS’s wholly-owned subsidiary bank, The First Bank, with The First Bank as the surviving bank.

This Amendment No. 1 amends the Company’s Current Report on Form 8-K filed on January 1, 2023 to include the financial statements and unaudited pro forma combined financial information referred to in Item 9.01(a) and (b) below relating to the Merger.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

Audited financial statements of Heritage Southeast Bancorporation, Inc. and its consolidated subsidiary as of and for the years ended December 31, 2022 and 2021, and the notes related thereto, which are included in Exhibit 99.1 hereto and are incorporated herein by reference.

(b) Pro Forma Financial Information.

Unaudited pro forma combined financial information of The First Bancshares, Inc. for the twelve-month period ended December 31, 2022 and as of and for the twelve-month period ended December 31, 2022 and the notes related thereto, which are included in Exhibit 99.2 hereto and incorporated herein by reference.

(d) Exhibits

Exhibit Number	Description
23.1	Consent of Wipfli LLP
99.1	Audited consolidated financial statements of Heritage Southeast Bancorporation, Inc. as of and for the years ended December 31, 2022 and 2021.
99.2	Unaudited pro forma combined financial information of The First Bancshares, Inc. as of and for the twelve months ended December 31, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE FIRST BANCSHARES, INC.

By:	/s/ Donna T. (Dee Dee) Lowery
Name:	Donna T. (Dee Dee) Lowery
Title:	Chief Financial Officer

Date: March 15, 2023